UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest reported)	May 13, 2009

AMERICAN LITHIUM MINERALS INC.
(Exact name of registrant as specified in its charter)
NEVADA	333-132648	71-1049972
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)
1914 Cordova Road, Suite 116, Fort Lauderdale, FL	33316
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code	(954) 828-9143

NUGGET RESOURCES, INC.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
( ) Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

( ) Pre commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 5 – Corporate Governance and Management

Item 5.01

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

The Registrant announced that it has appointed Mr. Dave Clarke to its Board of Directors, effective May 13, 2009.  Mr. Clarke, age 50, is a businessman from Calgary, Alberta, Canada.  For 4 years Mr. Clarke was the Chairman, CEO and President of a publicly traded company on the Toronto Venture Stock Exchange.  Dave has a strong business background in starting companies as well as operating and owning profitable companies over the last 25 years.

A copy of the News Release dated May 13, 2009 is furnished as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

Exhibit 99.1

News Release dated May 13, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN LITHIUM MINERALS INC.

Date : May 13, 2009	By :	/s/ Matthew Markin
Matthew Markin,
President